EXHIBIT 10.2


                        GLOBAL MARINE INC.
                        EXECUTIVE DEFERRED
                   COMPENSATION TRUST AGREEMENT

                         FIRST AMENDMENT


          THIS FIRST AMENDMENT TO THE GLOBAL MARINE EXECUTIVE DEFERRED COMPENSATION TRUST AGREEMENT, which was originally made and entered into the 23rd day of February, 1996, but effective January 1, 1995, by and between GLOBAL MARINE CORPORATE SERVICES INC., a California corporation having its principal offices in Houston, Texas ("Company"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Trustee");

          WHEREAS, the Company has established the Global Marine
Executive Deferred Compensation Trust (the "Trust") pursuant to the Global Marine Executive Deferred Compensation Trust Agreement (the "Trust Agreement"); and

          WHEREAS, the Company has reserved the right under Section 12 of the Trust Agreement to amend the Trust Agreement by a written instrument executed by the Trustee and the Company;

          NOW, THEREFORE, the parties do hereby agree that Section 1 (b) of the Trust Agreement shall be amended effective as of January 1, 1997, to read thereafter as follows:

          "(b) The Trust shall be irrevocable from and after January 1, 1997."

          IN WITNESS WHEREOF, the parties have caused these presents to be executed by their duly authorized officers this 26th day of February, 1997.

                         GLOBAL MARINE CORPORATE SERVICES INC.


                         By:    /S/ J. L. MCCULLOCH
                                Vice President

                         TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, Trustee


                         By:    /S/ M. S. GREENWOOD
                                Vice President